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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2002

McLEODUSA INCORPORATED
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-20763	42-1407240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
McLeodUSA Technology Park 6400 C Street S.W., P.O. Box 3177 Cedar Rapids, IA	52406-3177
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 790-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

  (c)
  Exhibits.

99.1	Disclosure Statement with Respect to Amended Plan of Reorganization of McLeodUSA Incorporated.
99.2	Letter Sent to Unsecured Creditors of McLeodUSA Incorporated by the Official Creditors Committee of McLeodUSA Incorporated.

Item 9. Regulation FD Disclosure.

        On February 28, 2002, McLeodUSA Incorporated ('McLeodUSA') received approval from the United States Bankruptcy Court for the District of Delaware (the 'Bankruptcy Court') of its Disclosure Statement (the 'Disclosure Statement') with respect to its Amended Plan of Reorganization (the 'Plan'). A copy of the Disclosure Statement, including a copy of the Plan attached thereto as Appendix A, as filed with the Bankruptcy Court, is attached hereto as Exhibit 99.1. Also on February 28, 2002, the Bankruptcy Court fixed March 27, 2002 as the last day for creditors to vote on the Plan. The Disclosure Statement will be mailed to creditors of McLeodUSA no later than March 9, 2002. A letter from the official Creditors Committee of McLeodUSA (the 'Committee Letter') addressed to unsecured creditors of McLeodUSA urging their support for the Plan will be included with the Disclosure Statement. A copy of the Committee Letter is attached hereto as Exhibit 99.2.

        The Disclosure Statement contains projections (the 'Projections') of operating profit, free cash flow and specified other items for McLeodUSA and its subsidiaries on a consolidated basis, by year for the period from December 31, 2001 through December 31, 2005. McLeodUSA does not, as a matter of course, publish its business plans, budgets or strategies or make external projections or forecasts of its anticipated financial position or results of operations. The Disclosure Statement has been filed as an exhibit hereto solely because the Disclosure Statement has been filed with the Bankruptcy Court in connection with McLeodUSA's reorganization proceedings. McLeodUSA refers you to the limitations and qualifications of the Projections included in the Disclosure Statement, including, without limitation, those set forth in Appendix C - Financial Projections.

        All information contained in the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan, as a result of the actions of the Bankruptcy Court or third parties, or otherwise.

        The Disclosure Statement and the Committee Letter to be distributed to McLeodUSA's creditors contain previously non-public information which could be deemed material to each of McLeodUSA's creditors and stockholders. McLeodUSA has elected to make the Disclosure Statement and the Committee Letter available by including such materials as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K for informational purposes only. None of the information contained in this item of the Current Report on Form 8-K or Exhibits 99.1 or 99.2 hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2002	MCLEODUSA INCORPORATED
	By:	/s/ RANDALL RINGS Randall Rings Group Vice President-Law

EXHIBIT INDEX

99.1	Disclosure Statement with Respect to Amended Plan of Reorganization of McLeodUSA Incorporated.
99.2	Letter Sent to Unsecured Creditors of McLeodUSA Incorporated by the Official Creditors Committee of McLeodUSA Incorporated.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX